Exhibit 99.4

NS 2009 INVESTOR DAY Norfolk Southern Investor Day James A. Squires Executive Vice President Finance & Chief Financial Officer June 3, 2009 Thank you, Don, and good morning. I will provide a financial overview and an update on our cost control initiatives. Norfolk Southern has a strong track-record of delivering returns to its owners. Our financial strategy is based on reinvestment and distribution of surplus capital. To support that strategy, our capital structure should be flexible and adaptive to enable us to seize the many opportunities you’ve heard about today.

FUNDAMENTAL FINANCIAL FOCUS Free Cash Flow Generation Return on Invested Capital Return to Shareholders Capital Structure to Support Business and Strategy Cost Control Initiatives I’ll set the stage by describing a few fundamentals. First, our overarching goal is to maximize the present value of future free cash flows defined as cash from operations less capital expenditures. After setting aside enough cash for liquidity, our policy is to pay out what is left or invest it strategically. We may also use free cash to pay down debt. Second, we seek to provide a return on invested capital that exceeds our cost of capital, recognizing that this is how economic value is created. Third, if we generate free cash flow and invest in projects with attractive returns, solid returns to shareholders should follow, and that is our third goal. Next, we seek to manage Norfolk Southern’s capital structure to support our strategy and objectives. That means neither too little debt, which could shortchange funds currently available for distribution, nor too much debt, which could reduce or even curtail long-term free cash flow. Lastly, in this business environment, we are continuing our focus on cost control, and I will update you on our progress in several key areas.

FREE CASH FLOW GENERATION* ($ Millions) 2004 2005 2006 2007 2008 738 1080 1028 992 1157 *Please see reconciliation to GAAP posted on our website The growth in free cash flow you see here reflects the strong business environment of the last few years, driven by improved pricing and exceptional customer service and offset by rising capital expenditures. Future cash flow is expected to be supported by favorable pricing in conjunction with a superior service product, cost control and disciplined levels of capital expenditures

COMPARATIVE FREE CASH FLOW* 2004 2005 2006 2007 2008 NS 738 1080 1028 992 1157 Industry Composite** 549 452 744 812 1422 *Please see reconciliation to GAAP posted on our website ** Industry Composite comprised of BNSF, CSX and UP Our free cash flow compares favorably to the U.S. rail industry’s average free cash flow over the past five years. As you can see, Norfolk Southern has produced $5 billion in free cash flow compared with the industry average of $4 billion over the comparable time period.

2004 2005 2006 2007 2008 NS 0.083 0.1 0.108 0.107 0.121 Industry Composite** 0.052 0.089 0.106 0.104 0.114 RETURN ON INVESTED CAPITAL* Norfolk Southern versus Industry Composite** ** Industry Composite comprised of BNSF, CSX and UP *Please see reconciliation to GAAP posted on our website In addition to producing consistent free cash flow, earning a return on invested capital that exceeds the cost of capital is critical. When ROIC exceeds cost of capital, value is created for shareholders. As shown here, Norfolk Southern has maintained its industry-leading ROIC over the past five years and widened the margin over the industry composite in 2008.

DIVIDENDS ($ Millions) 2004 2005 2006 2007 2008 142 194 278 377 456 Norfolk Southern’s consistently strong cash flow generation facilitates shareholder distributions, the most enduring component of which is dividends. Over the last five years, we have increased our annual dividends at a 34% compound annual rate.

SHARE REPURCHASES ($ Millions) 2004 2005 2006 2007 2008 0 0 964 1196 1128 The other, more discretionary component of shareholder distributions is share repurchases. We supplement the dividend with share repurchases as warranted, depending on the level of cash flow available. Currently, we have reigned in our program as a result of the current business climate, and future repurchases will be dependent upon market conditions

TOTAL SHAREHOLDER DISTRIBUTIONS* RELATIVE TO FREE CASH FLOW* ($ Millions) 2004 2005 2006 2007 2008 Total Shareholder Dist. 142 194 1242 1573 1584 Free Cash Flow 738 1080 1028 992 1157 *Please see reconciliation to GAAP posted on our website Since 2004, nearly all of Norfolk Southern’s $5 billion in free cash flow has been returned to shareholders though an aggregate $4.7 billion of dividends and share repurchases. In addition to these distributions, NS has preserved its strong balance sheet by paying down maturing debt obligations while maintaining our BBB+/Baa1 investment-grade rating.

BALANCED CASH FLOW UTILIZATION ($ Millions) Total Shareholder Distributions* vs. Capital Expenditures 2004 2005 2006 2007 2008 142 1041 194 1025 278 1178 377 1341 456 1558 0 0 964 1196 1128 2004 2008 2007 2006 2005 Dividends Capital Expenditures Share Repurchases $142 $1,041 $194 $1,025 $1,242 $1,178 $1,573 $1,341 $1,584 $1,558 *Please see reconciliation to GAAP posted on our website As you can see, we have maintained a balanced approach to cash flow utilization. Over the past five years, capital expenditures totaled $6.1 billion while shareholder distributions totaled $4.7 billion, or 77 percent of capital expenditures. In addition to reigning in our share repurchases, we also, as Deb mentioned earlier, are reevaluating our capital expenditures.

COST CONTROL INITIATIVES Train and engine crew starts and wages Incentive compensation - bonus Fuel consumption Equipment rents Intermodal operations Casualties and claims Naturally, the business environment continues to evolve, and I’d like to spend a few minutes highlighting Norfolk Southern’s response. As you have heard today, cost control remains at the forefront of our focus. Our balanced approach of cost discipline combined with business readiness is reflected in the six major areas where significant traction is being made in cost reduction.

TRAIN CREW STARTS AND WAGES 1st Qtr 2008 2nd Qtr 2008 3rd Qtr 2008 4th Qtr 2008 1st Qtr 2009 Wages ($ Millions) 179 181 185 176 159 Crew Starts (000s) 253 258 255 240 221 As Mark has already shown you, Norfolk Southern’s train crew starts and wages have declined in the wake of significant volume reductions that began in late 2008. We continue to monitor business conditions closely, and as Mark mentioned, we accelerated the reductions in train crew starts in April and May of this year. Importantly, OPD enabled us to achieve this acceleration in crew reductions with revised operating plans that reduce trains without adding additional equipment expenses or delays, or any degradation in service levels.

INCENTIVE COMPENSATION - Salaried and Union Bonus ($ Millions) 1st Qtr 2008 2nd Qtr 2008 3rd Qtr 2008 4th Qtr 2008 1st Qtr 2009 Bonus 21 32 44 33 15 $21 $32 $44 $33 $15 Similarly, incentive compensation for both the salaried and union workforce has declined. Stock-based compensation is excluded from this slide to eliminate external variability. Norfolk Southern’s compensation plan is designed to align the interests of employees with shareholders. As a result, first quarter 2009 bonus expense was down 66% from third-quarter 2008.

FUEL CONSUMPTION (Millions of Gallons) 1st Qtr 2008 2nd Qtr 2008 3rd Qtr 2008 4th Qtr 2008 1st Qtr 2009 East 130 123 118 112 105 Gallons Fuel consumption declined by approximately 20% since the first quarter of 2008. As you may recall, crew starts were down about 10 percent, which indicates that our fuel conservation measures, some of which you heard about today, resulted in additional savings. The reduction shown here accelerated in April.

EQUIPMENT RENTS ($ Millions) 1st Qtr 2008 2nd Qtr 2008 3rd Qtr 2008 4th Qtr 2008 1st Qtr 2009 East 92 90 87 88 86 As Mark mentioned, Norfolk Southern is a net payer of equipment rents due to traffic flows. Through a solid operating plan and strong execution, we were able to manage rental payments to produce a net equipment rent reduction.

INTERMODAL OPERATIONS ($ Millions) 1st Qtr 2008 2nd Qtr 2008 3rd Qtr 2008 4th Qtr 2008 1st Qtr 2009 Bonus 47 49 52 52 42 $47 $49 $52 $52 $42 Our intermodal operations, one of which you will visit later today, represent a focus for cost reduction. As you can see, intermodal operations expense declines were greater than volume declines from the fourth quarter 2008 to first quarter 2009. More specifically, lower volumes enabled Norfolk Southern to close satellite lots and reduce third-party expenses, such as crane maintenance.

CASUALTIES AND CLAIMS ($ Millions) 1st Qtr 2008* 2nd Qtr 2008 3rd Qtr 2008 4th Qtr 2008 1st Qtr 2009 East 45 42 34 39 36 *1st Qtr 2008 excludes settlement costs related to Graniteville The improvement in our casualties and claims as shown here is an outgrowth of NS’ safety process and culture. Some examples of our continuing emphasis on all aspects of safety include closing rail crossings and rolling out onboard-camera technology, or Railview, to our locomotive fleet.

Norfolk Southern 2009 Investor Day June 3, 2009 The David R. Goode Building Atlanta, Georgia In conclusion, as I started out by saying, Norfolk Southern has a strong track-record of making money for its owners and a financial strategy based on reinvestment and distribution of surplus capital. Our goal is to respond to the business environment while ensuring our strategy maximizes the present value of future free cash flows and delivers solid returns on invested capital and total shareholder returns for you, the owners of Norfolk Southern. Thank you, and I’ll now turn the program back over to Wick.